EXHIBIT 10.10

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT, WHICH HAVE BEEN REMOVED AND REPLACED WITH AN ASTERISK, HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

                    1st AMENDMENT TO BATTERY SUPPLY AGREEMENT
                         BETWEEN WILSON GREATBATCH LTD.
                          AND CARDIAC PACEMAKERS, INC.



This 1st Amendment (the "Amendment") to the Battery Supply Agreement between Wilson Greatbatch Ltd. (WGL), a New York corporation ("Seller" or "WGL"), and Cardiac Pacemakers, Inc. d/b/a "Guidant," a Minnesota corporation ("Buyer" or "CPI"), Seller and Buyer are collectively referred to herein as the "Parties." This Amendment is entered into effective as of August 16, 2004 (the "Effective Date").

BACKGROUND

          A. The parties entered into a Battery Supply Agreement (the "Agreement") effective April 10, 2003.

          B. The Parties to the Agreement desire to revise paragraph V C. Frontier Cell Pricing in the Agreement.

AGREEMENT

The Parties hereby agree as follows:

          1. As of the Effective Date, the Agreement is hereby amended to incorporate the new scheduled pricing for Frontier Cell Pricing Schedule (QHR) as set forth below:

        Units/Year                                         QHR Price
        ----------                                         ---------
        *                                                  $  *
        *                                                  $  *
        *                                                  $  *
        *                                                  $  *

               I. Frontier "Units per year" is determined by battery model on a calendar basis.


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               II.  Pricing applies to current technology (QHR).
               III. Price premiums based upon shape and/or terminal modification complexity apply.

          2. Except as provided herein, the Agreement shall remain unchanged and is in full force and effect.

The parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Effective Date.

BUYER:                                     SELLER:

CARDIAC PACEMAKERS, INC.                   WILSON GREATBATCH LTD.

By:      ____________________________      By:      ____________________________

Title:   ____________________________      Title:   ____________________________

Date:    ____________________________      Date:    ____________________________